Exhibit 10.2

AMENDMENT NO. 6

TO THE

CONTRACT FOR LAUNCH SERVICES

NO. IS-11-032

BETWEEN

IRIDIUM SATELLITE LLC

AND

INTERNATIONAL SPACE COMPANY KOSMOTRAS

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution Copy	Iridium & International Space Company Kosmotras Proprietary Information

PREAMBLE

This Amendment No. 6 (the “Amendment”) to the Contract for Launch Services No. IS-11-032, signed on June 14, 2011 between Iridium Satellite LLC and International Space Company Kosmotras, as amended (the “Contract”) is entered into on this 22nd day of June, 2015, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 (“Customer”) and International Space Company Kosmotras, a Russian company, having its office at 7, Sergey Makeev St., bld. 2, Moscow 123100, Russian Federation (“Contractor”).

RECITALS

WHEREAS, Customer has elected not to exercise its option to convert the remaining three (3) Optional Launches to Firm Launches;

WHEREAS, the Parties have agreed to revise the Launch Date for the Firm Launch;

WHEREAS, the Parties have agreed to revise certain Milestones set forth in Exhibit C and Exhibit D; and

WHEREAS, the Parties now desire to amend Section 2, Exhibit B, Exhibit C and Exhibit D of the Contract.

NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein, the payments to be made by Customer to Contractor under the Contract and other good and valid consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties agree as follows:

Article 1: Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract.

Article 2: Section 1.4, as set forth below, is hereby added to the Contract”

“Section 1.4 Term.  This Contract shall commence on the Effective Date and continue until the earlier of (a) completion of the last Additional Launch procured by Customer or (b) termination by either Party in accordance with Article 17.”

Article 3: Section 2.2 of the Contract is hereby deleted and replaced in its entirety with the following:

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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“2.2Additional Launches.

2.2.1

Customer may procure up to six (6) additional Launch(es) (“Additional Launches”) using the next generation  RS-20V Launch Vehicle , that may be exercised at any time through [***] subject to the availability of Launch Vehicles, that at the time of such exercise are assigned a Launch Slot ending no later than [***] (subject to available Launch Opportunities).  The Launch Service Price, Milestones and Milestone Payments for such Additional Launch(es) under this Section 2.2.1 shall be the same as set forth in Table D.2 of Exhibit D.

2.2.2	Customer may procure up to three (3) Additional Launches, as follows:

(A)

Three (3) Additional Launches using the existing RS-20B Launch Vehicle, that may be exercised at any time through [***], subject to the availability of Launch Vehicles, that at the time of such exercise are assigned a Launch Slot ending no later than [***] (subject to available Launch Opportunities); or

(B)

Three (3) Additional Launches using the next generation  RS-20V Launch Vehicle, that may be exercised at any time through [***], subject to the availability of Launch Vehicles, that at the time of such exercise are assigned a Launch Slot ending no later than [***] (subject to available Launch Opportunities); or

(C)

Three (3) Additional Launches that are a combination of (A) and (B) above; provided, however, the total number of Additional Launches procured under this Section 2.2.2(C) shall not exceed three (3) Additional Launches in the aggregate.

The Launch Service Price, Milestones and Milestone Payments for such Additional Launch(es) under this Section 2.2.2 shall be the same as set forth in Exhibit D, Tables D.1 and/or D.2, whichever is applicable.

Article 4: Exhibit B of the Contract is hereby deleted and replaced in its entirety with the Exhibit B attached hereto.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Article 5: Exhibit C of the Contract is hereby deleted and replaced in its entirety with the Exhibit C attached hereto.

Article 6: Exhibit D of the Contract is hereby deleted and replaced in its entirety with the Exhibit D attached hereto.

Article 7: This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 8: All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

For Customer	For Contractor

IRIDIUM SATELLITE LLC		INTERNATIONAL SPACE COMPANY KOSMOTRAS
Signature:	/s/ S. Scott Smith	Signature:	/s/ Alexander V. Serkin
Name:	S. Scott Smith	Name:	Alexander V. Serkin
Title:	Chief Operating Officer	Title:	Director General

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT B

LAUNCH SCHEDULE

Launch Mission	Start Date of Launch Slot	Launch Date
First Launch (L1)	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT C

MILESTONE PAYMENT SCHEDULE

Table C.1 identifies the non-recurring Milestone Payments for the Launch Mission and Satellite Dispenser Design and Development Payment Milestones.

Table C.1 – Non-Recurring Launch Service Milestones

Milestone	Milestone Due Date	Milestone Payment %	Milestone Payment (US$)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	Total	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT C

MILESTONE PAYMENT SCHEDULE (CONTINUED)

Table C.2 identifies the recurring Milestone Payments for the Optional Launch converted to a Firm Launch by Customer.

Table C.2 Launch Service Milestone Payments

No	Payment Date	Milestone	Milestone Payment (%)	Milestone Payments (US$)
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
Launch Service Price			[***]	[***]

[***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT D

ADDITIONAL LAUNCH PRICE

Table D.1 identifies the recurring Milestone Payments for each of the Additional Launches using the existing RS-20B Launch Vehicle procured by Customer under Section 2.2.2(A) and/or (C), whichever is applicable.

Table D.1 Additional Launch Service Milestone Payments

No	Payment Date	Milestone	Milestone Payment (%)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Launch Service Price			100%

[***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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EXHIBIT D

ADDITIONAL LAUNCH PRICE (CONTINUED)

Table D.2 identifies the recurring Milestone Payments for each of the Additional Launches using the next generation RS-20V Launch Vehicle procured by Customer under Section 2.2.1 and/or Section 2.2.2(B) and/or (C), whichever is applicable.

Table D.2 Additional Launch Service Milestone Payments

No	Payment Date	Milestone	Milestone Payment (%)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Launch Service Price			100%

[***].

[***].

[***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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